UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2025

ASIAFIN HOLDINGS CORP.

(Exact name of registrant issuer as specified in its charter)

Nevada	000-56421	37-1950147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 30.02, 30th Floor, Menara KH (Promet),

Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +60 3 21487170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2025, AsiaFIN Holdings Corp. (the “Company”) issued a press release announcing its financial results for the first quarter of 2025, the period ended March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

On May 15, 2025, the Company conducted its earnings call to discuss its financial results for the first quarter of 2025 in more detail. The Company presentation and transcript of the call are available on the Company website and can be accessed at www.asiafingroup.com/investor-relations/presentations-and-events/.

On May 23, 2025, the Company announced a correction to its press release dated May 13, 2025. The last bullet point of the press release initially read as follows:

“EBITDA was approximately negative $465,000, a decrease of 274% compared to approximately $267,000 in the first quarter last year.”

This was corrected to read:

“EBITDA was a loss of approximately $465,000 compared to a loss of approximately $267,000 in the first quarter last year, an increase of 74%.”

A copy of the corrected press release is furnished herewith as Exhibit 99.2.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 13, 2025
99.2	Press Release dated May 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIAFIN HOLDINGS CORP.

Date: June 3, 2025	By:	/s/ Wong Kai Cheong
Wong Kai Cheong
Chief Executive Officer
President, Director, Secretary and Treasurer
(Principal Executive Officer)

Date: June 3, 2025	By:	/s/ Cham Hui Yin
Cham Hui Yin
Finance Manager
(Principal Financial Officer and
Principal Accounting Officer)